Exhibit 99.2

Financial Supplement

Financial Information
as of September 30, 2012

(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Platinum Underwriters Holdings, Ltd.,
including the Company's Annual Report on Form 10-K.

Our Investor Relations Department can be reached at (203) 252-5833.

Platinum Underwriters Holdings, Ltd.
Overview
September 30, 2012

Address:	Investor Information:
Platinum Underwriters Holdings, Ltd.	Kenneth A. Kurtzman
The Belvedere Building	Tel: (203) 252-5833
69 Pitts Bay Road	Email: kkurtzman@platinumre.com
Pembroke, HM 08 Bermuda	Website: www.platinumre.com

Definitions and presentation:
All financial information contained herein is unaudited except for the information for the fiscal year ended December 31, 2011.  Amounts may not reconcile exactly due to rounding differences.

In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss (pages 14-18), operating income or loss (page 7), related underwriting ratios (pages 14-18), book value per common share and fully converted book value per common share (page 11), are referred to as non-GAAP measures. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, allow for a more complete understanding of the underlying business.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, the occurrence of severe natural or man-made catastrophic events; the effectiveness of our loss limitation methods and pricing models; the adequacy of our ceding companies’ ability to assess the risks they underwrite; the adequacy of our liability for unpaid losses and loss adjustment expenses; the effects of emerging claim and coverage issues on our business; our ability to maintain our A.M. Best and S&P ratings; our ability to raise capital on acceptable terms if necessary; our exposure to credit loss from counterparties in the normal course of business; our ability to provide reinsurance from Bermuda to insurers domiciled in the United States; the effect on our business of the cyclicality of the property and casualty reinsurance business; the effect on our business of the highly competitive nature of the property and casualty reinsurance industry; losses that we could face from terrorism, political unrest and war; our dependence on the business provided to us by reinsurance brokers and our exposure to credit risk associated with our brokers during the premium and loss settlement process; the availability of catastrophic loss protection on acceptable terms; foreign currency exchange rate fluctuation; our ability to maintain and enhance effective operating procedures and internal controls over financial reporting; our need to make many estimates and judgments in the preparation of our financial statements; the limitations placed on our financial and operational flexibility by the representations, warranties and covenants in our debt and credit facilities; our ability to retain key executives and attract and retain additional qualified personnel in the future; the performance of our investment portfolio; fluctuations in the mortgage-backed and asset-backed securities markets; the effects of changes in market interest rates on our investment portfolio; the concentration of our investment portfolio in any particular industry, asset class or geographic region; the effects that the imposition of U.S. corporate income tax would have on Platinum Underwriters Holdings, Ltd. and its non-U.S. subsidiaries; the risk that U.S. persons who hold our shares will be subject to adverse U.S. federal income tax consequences under certain circumstances; the risk that U.S. persons who dispose of our shares may be subject to U.S. federal income taxation at the rates applicable to dividends on all or a portion of their gains, if any; the risk that holders of 10% or more of our shares may be subject to U.S. income taxation under the “controlled foreign corporation” rules; the effect of changes in U.S. federal income tax law on an investment in our shares; the possibility that we may become subject to taxes in Bermuda; the effect on our business of potential changes in the regulatory system under which we operate; the impact of regulatory regimes and changes to accounting rules on our financial results, irrespective of business operations; the uncertain impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the dependence of the cash flows of Platinum Underwriters Holdings, Ltd., a holding company, on dividends, interest and other permissible payments from its subsidiaries to meet its obligations; the risk that our shareholders may have greater difficulty in protecting their interests than would shareholders of a U.S. corporation; and limitations on the ownership, transfer and voting rights of our common shares.  As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by, or on behalf of, us.  The foregoing factors should not be construed as exhaustive.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.  For a detailed discussion of our risk factors, refer to Item 1A, "Risk Factors," in our Annual Report on Form 10-K for the year ended December 31, 2011.

Platinum Underwriters Holdings, Ltd.
Table of Contents

Section:	Page:

Financial Highlights:
a. Financial Highlights	3
Balance Sheets:
a. Condensed Consolidated Balance Sheets - by Quarter	4
Statements of Operations:
a. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)	5
b. Condensed Consolidated Statements of Operations and Comprehensive Income - by Quarter	6
Other Company Data:
a. Computation of Net Operating Income (Loss) and Net Operating Income (Loss) per Diluted Common Share	7
b. Key Ratios, Share Data, Ratings	8
Earnings (Loss) and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings (Loss) Per Common Share	9
b. Computation of Basic and Diluted Earnings (Loss) Per Common Share - by Quarter	10
c. Book Value Per Common Share – by Quarter	11
Statements of Cash Flows:
a. Condensed Consolidated Statements of Cash Flows	12
b. Condensed Consolidated Statements of Cash Flows - by Quarter	13
Segment Data:
a. Segment Reporting - Three Month Summary	14
b. Segment Reporting - Nine Month Summary	15
c. Property and Marine Segment - by Quarter	16
d. Casualty Segment - by Quarter	17
e. Finite Risk Segment - by Quarter	18
Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	19
b. Premiums by Line of Business - Three Month Summary	20
c. Premiums by Line of Business - Nine Month Summary	21
Investments:
a. Investments	22
b. Fixed Maturity Available-for-Sale Securities Detail	23
c. Corporate Bonds Detail	24
d. Municipal Bonds Detail	25
e. Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments	26
Loss Reserves:
a. Analysis of Losses and Loss Adjustment Expenses	27
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions	28
Exposures:
a. Estimated Exposure to Peak Zone Property Catastrophe Losses	29

Platinum Underwriters Holdings, Ltd.
Financial Highlights
September 30, 2012 and 2011
($ and amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011
Highlights
Net premiums written	$145,979	$177,124	$431,099	$497,796
Net premiums earned	138,588	166,813	421,875	522,130
Underwriting income (loss)	53,691	(76,052)	104,400	(293,007)
Net investment income	23,209	29,762	77,916	96,105
Net operating income (loss) (1)	65,292	(56,449)	142,290	(226,800)
Net realized gains on investments	22,982	7,498	70,299	3,216
Net impairment losses on investments	(699)	(4,451)	(2,882)	(7,624)
Net income (loss)	$84,864	$(53,535)	$205,683	$(231,128)

Total assets	$4,492,922	$4,747,995	$4,492,922	$4,747,995
Investments and cash	4,121,514	4,323,517	4,121,514	4,323,517
Total shareholders' equity	1,789,946	1,726,912	1,789,946	1,726,912
Unpaid losses and loss adjustment expenses	$2,160,154	$2,468,987	$2,160,154	$2,468,987

Per share data
Common shares outstanding	32,782	37,330	32,782	37,330
Weighted average common shares outstanding - basic	32,996	37,183	34,063	37,165
Adjusted weighted average common shares outstanding - diluted	33,272	37,360	34,286	37,578
Basic earnings (loss) per common share	$2.56	$(1.43)	$6.02	$(6.18)
Diluted earnings (loss) per common share (2)	2.54	(1.43)	5.98	(6.18)
Operating income (loss) per common share - diluted (1)	1.96	(1.52)	4.15	(6.10)
Dividends per common share	0.08	0.08	0.24	0.24
Basic book value per common share (3)	$54.60	$46.26	$54.60	$46.26

(1)	See computation of net operating income (loss) and per common share on page 7.
(2)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

(3)	See computation of basic book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets – by Quarter
($ in thousands, except per share data)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011
Assets
Investments:
Fixed maturity securities	$2,293,094	$2,423,834	$2,743,760	$2,788,700	$2,657,325
Short-term investments	165,741	167,778	216,047	588,834	538,887
Cash and cash equivalents	1,662,679	1,465,983	1,167,848	792,510	1,127,305
Accrued investment income	23,856	24,541	29,337	29,440	32,682
Reinsurance premiums receivable	150,775	145,132	148,126	159,387	152,633
Reinsurance balances (prepaid and recoverable)	4,335	4,538	7,393	14,662	57,025
Funds held by ceding companies	113,310	111,408	95,357	94,546	91,886
Deferred acquisition costs	29,189	27,620	28,203	28,779	31,417
Other assets	49,943	54,103	52,349	54,753	58,835
Total assets	$4,492,922	$4,424,937	$4,488,420	$4,551,611	$4,747,995

Liabilities
Unpaid losses and loss adjustment expenses	$2,160,154	$2,229,603	$2,315,527	$2,389,614	$2,468,987
Unearned premiums	122,150	114,759	121,553	121,164	141,814
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	67,489	64,304	62,083	62,773	56,413
Other liabilities	103,183	44,444	32,362	37,201	103,869
Total liabilities	$2,702,976	$2,703,110	$2,781,525	$2,860,752	$3,021,083

Shareholders' Equity
Common shares	$328	$332	$348	$355	$373
Additional paid-in capital	211,546	227,482	285,503	313,730	373,790
Accumulated other comprehensive income	150,387	148,562	140,458	146,635	126,838
Retained earnings	1,427,685	1,345,451	1,280,586	1,230,139	1,225,911
Total shareholders' equity	$1,789,946	$1,721,827	$1,706,895	$1,690,859	$1,726,912

Total liabilities and shareholders' equity	$4,492,922	$4,424,937	$4,488,420	$4,551,611	$4,747,995

Book value per common share (1)	$54.60	$51.84	$49.00	$47.59	$46.26

(1)	Book value per common share is a non-GAAP financial measure as defined by Regulation G. See computation of book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
($ and amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011
Revenue
Net premiums earned	$138,588	$166,813	$421,875	$522,130
Net investment income	23,209	29,762	77,916	96,105
Net realized gains on investments	22,982	7,498	70,299	3,216
Net impairment losses on investments	(699)	(4,451)	(2,882)	(7,624)
Other income (expense)	(96)	(198)	(766)	838
Total revenue	183,984	199,424	566,442	614,665

Expenses
Net losses and loss adjustment expenses	45,117	201,453	191,430	680,405
Net acquisition expenses	26,168	30,208	87,025	98,273
Net changes in fair value of derivatives	-	4,546	-	5,294
Operating expenses	19,966	14,755	56,645	49,011
Net foreign currency exchange losses (gains)	541	(982)	763	(179)
Interest expense	4,775	4,769	14,321	14,302
Total expenses	96,567	254,749	350,184	847,106
Income (loss) before income taxes	87,417	(55,325)	216,258	(232,441)
Income tax expense (benefit)	2,553	(1,790)	10,575	(1,313)
Net income (loss)	$84,864	$(53,535)	$205,683	$(231,128)

Basic
Weighted average common shares outstanding	32,996	37,183	34,063	37,165
Basic earnings (loss) per common share	$2.56	$(1.43)	$6.02	$(6.18)

Diluted
Adjusted weighted average common shares outstanding	33,272	37,360	34,286	37,578
Diluted earnings (loss) per common share (1)	$2.54	$(1.43)	$5.98	$(6.18)

Comprehensive income (loss)
Net income (loss)	$84,864	$(53,535)	$205,683	$(231,128)
Other comprehensive income, net of deferred taxes	1,825	86,804	3,752	151,326
Comprehensive income (loss)	$86,689	$33,269	$209,435	$(79,802)

(1)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011
Revenue
Net premiums earned	$138,588	$145,075	$138,212	$167,322	$166,813
Net investment income	23,209	26,155	28,552	29,758	29,762
Net realized gains on investments	22,982	24,978	22,339	718	7,498
Net impairment losses on investments	(699)	(1,113)	(1,070)	(14,746)	(4,451)
Other income (expense)	(96)	(191)	(479)	(193)	(198)
Total revenue	183,984	194,904	187,554	182,859	199,424

Expenses
Net losses and loss adjustment expenses	45,117	67,117	79,196	125,032	201,453
Net acquisition expenses	26,168	30,200	30,657	34,904	30,208
Net changes in fair value of derivatives	-	-	-	(965)	4,546
Operating expenses	19,966	19,696	16,983	14,168	14,755
Net foreign currency exchange losses (gains)	541	(310)	532	(294)	(982)
Interest expense	4,775	4,774	4,772	4,770	4,769
Total expenses	96,567	121,477	132,140	177,615	254,749
Income (loss) before income taxes	87,417	73,427	55,414	5,244	(55,325)
Income tax expense (benefit)	2,553	5,895	2,127	(1,820)	(1,790)
Net income (loss)	$84,864	$67,532	$53,287	$7,064	$(53,535)

Basic
Weighted average common shares outstanding	32,996	33,914	35,291	36,117	37,183
Basic earnings (loss) per common share	$2.56	$1.98	$1.50	$0.20	$(1.43)

Diluted
Adjusted weighted average common shares outstanding	33,272	34,104	35,510	36,302	37,360
Diluted earnings (loss) per common share (1)	$2.54	$1.97	$1.49	$0.19	$(1.43)

Comprehensive income
Net income (loss)	$84,864	$67,532	$53,287	$7,064	$(53,535)
Other comprehensive income (loss), net of deferred taxes	1,825	8,104	(6,177)	19,797	86,804
Comprehensive income	$86,689	$75,636	$47,110	$26,861	$33,269

(1)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Computation of Net Operating Income (Loss) and Net Operating Income (Loss) per Diluted Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011
Net income (loss) attributable to common shareholders	$84,864	$(53,535)	$205,683	$(231,128)
Portion allocated to participating common shareholders (1)	(234)	251	(740)	1,285
Net income (loss) allocated to common shareholders	$84,630	$(53,284)	$204,943	$(229,843)

Adjustments for:
Net realized gains on investments, net of tax	$(20,516)	$(6,187)	$(66,079)	$(3,838)
Net impairment losses on investments, net of tax	666	4,047	2,617	7,141
Net foreign currency exchange losses (gains), net of tax	512	(1,025)	809	(260)
Net operating income (loss) (2)	$65,292	$(56,449)	$142,290	$(226,800)

Per diluted common share:
Net income (loss)	$2.54	$(1.43)	$5.98	$(6.18)
Adjustments for:
Net realized gains on investments	(0.62)	(0.17)	(1.93)	(0.10)
Net impairment losses on investments	0.02	0.11	0.08	0.19
Net foreign currency exchange losses (gains)	0.02	(0.03)	0.02	(0.01)
Net operating income (loss) per diluted common share (3)	$1.96	$(1.52)	$4.15	$(6.10)

Adjusted weighted average common shares outstanding - diluted (4)	33,272	37,183	34,286	37,165

(1)
Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.  The net income (loss) allocated to common shareholders for the three and nine months ended September 30, 2011 has been revised to include the effect of earnings attributable to holders of unvested restricted shares.

(2)
Net operating income (loss) is a non-GAAP measure as defined by Regulation G and represents net income (loss) after taxes excluding net realized gains and losses on investments, net impairment losses on investments and net foreign exchange gains and losses.

(3)	Net operating income (loss) per diluted common share is also a non-GAAP measure and is calculated by dividing net operating income (loss) by diluted weighted average shares outstanding for the period.
(4)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.  The adjusted weighted average common shares outstanding - diluted for the three and nine months ended September 30, 2011 was 37,360 and 37,578.

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011
Key Ratios
Combined ratio (%)	61.3%	76.3%	88.2%	102.2%	145.6%
Investable assets to shareholders' equity ratio	2.30:1	2.36:1	2.42:1	2.47:1	2.50:1
Debt to total capital (%)	12.3%	12.7%	12.8%	12.9%	12.6%
Net premiums written (annualized) to shareholders' equity	0.33	0.33	0.34	0.36	0.41

Share Data
Book value per common share (1)	$54.60	$51.84	$49.00	$47.59	$46.26
Common shares outstanding (000's)	32,782	33,212	34,838	35,526	37,330

Market Price Per Common Share
High	$43.08	$38.43	$37.64	$35.36	$35.78
Low	37.58	34.97	32.94	27.53	28.05
Close	$40.87	$38.10	$36.50	$34.11	$30.75

Industry Ratings
Financial Strength Ratings:
A.M. Best Company, Inc.	A	A	A	A	A
Standard & Poor's Ratings Services	A-	A-	A-	A-	A
Counterparty Credit Ratings (senior unsecured):
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB	BBB	BBB	BBB	BBB+

Supplemental Data
Total employees	125	124	127	125	129

(1)	See computation of book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) per Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011
Earnings (Loss)
Basic and Diluted
Net income (loss) attributable to common shareholders	$84,864	$(53,535)	$205,683	$(231,128)
Portion allocated to participating common shareholders (1)	(234)	251	(740)	1,285
Net income (loss) allocated to common shareholders	$84,630	$(53,284)	$204,943	$(229,843)

Common Shares
Basic
Weighted average common shares outstanding	32,996	37,183	34,063	37,165
Diluted
Weighted average common shares outstanding	32,996	37,183	34,063	37,165
Effect of dilutive securities:
Common share options	179	52	154	195
Restricted share units	97	125	69	218
Adjusted weighted average common shares outstanding	33,272	37,360	34,286	37,578

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$2.56	$(1.43)	$6.02	$(6.18)
Diluted earnings (loss) per common share (2)	$2.54	$(1.43)	$5.98	$(6.18)

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.
(2)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011
Earnings (Loss)
Basic and Diluted
Net income (loss) attributable to common shareholders	$84,864	$67,532	$53,287	$7,064	$(53,535)
Portion allocated to participating common shareholders (1)	(234)	(278)	(208)	(17)	251
Net income (loss) allocated to common shareholders	$84,630	$67,254	$53,079	$7,047	$(53,284)

Common Shares
Basic
Weighted average common shares outstanding	32,996	33,914	35,291	36,117	37,183
Diluted
Weighted average common shares outstanding	32,996	33,914	35,291	36,117	37,183
Effect of dilutive securities:
Common share options	179	142	135	59	52
Restricted share units	97	48	84	126	125
Adjusted weighted average common shares outstanding	33,272	34,104	35,510	36,302	37,360

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$2.56	$1.98	$1.50	$0.20	$(1.43)
Diluted earnings (loss) per common share (2)	$2.54	$1.97	$1.49	$0.19	$(1.43)

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.
(2)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Book Value Per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011
Price per share at period end	$40.87	$38.10	$36.50	$34.11	$30.75

Shareholders' equity	$1,789,946	$1,721,827	$1,706,895	$1,690,859	$1,726,912
Add: Assumed exercise of share options	29,669	31,209	32,356	18,925	7,418
Shareholders' equity - diluted	$1,819,615	$1,753,036	$1,739,251	$1,709,784	$1,734,330

Basic common shares outstanding (1)	32,782	33,212	34,838	35,526	37,330
Add: Management and directors' options (2)	903	968	1,014	624	276
Add: Directors' and officers' restricted share units	515	406	405	321	363
Diluted common shares outstanding	34,200	34,586	36,257	36,471	37,969

Book value per common share (3)
Basic book value per common share	$54.60	$51.84	$49.00	$47.59	$46.26
Fully converted book value per common share	$53.21	$50.69	$47.97	$46.88	$45.68

(1)	As of September 30, 2012, there were 32,782 common shares issued and outstanding. Included in this number were 73 restricted shares issued but unvested.
(2)	As of September 30, 2012, these were options with a price below the closing share price of $40.87.
(3)	Book value per common share and fully converted book value per common share are non-GAAP financial measures as defined by Regulation G.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Net cash provided by (used in) operating activities	$40,216	$4,858	$(18,969)	$38,146

Net cash provided by (used in) investing activities	170,213	(185,555)	1,002,491	182,937

Net cash provided by (used in) financing activities	(20,788)	(2,884)	(115,216)	(89,492)

Effect of foreign currency exchange rate changes on cash	7,055	(7,887)	1,863	7,837

Net increase (decrease) in cash and cash equivalents	$196,696	$(191,468)	$870,169	$139,428

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows – by Quarter
($ in thousands)

	Three Months Ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Net cash provided by (used in) operating activities	$40,216	$(26,496)	$(32,689)	$(71,852)	$4,858

Net cash provided by (used in) investing activities	170,213	388,556	443,722	(207,148)	(185,555)

Net cash provided by (used in) financing activities	(20,788)	(62,533)	(31,895)	(63,601)	(2,884)

Effect of foreign currency exchange rate changes on cash	7,055	(1,392)	(3,800)	7,806	(7,887)

Net increase (decrease) in cash and cash equivalents	$196,696	$298,135	$375,338	$(334,795)	$(191,468)

Platinum Underwriters Holdings, Ltd.
Segment Reporting – Three Month Summary
($ in thousands)

	Three Months Ended September 30, 2012				Three Months Ended September 30, 2011
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Net premiums written	$64,876	$72,358	$8,745	$145,979	$101,633	$72,689	$2,802	$177,124

Net premiums earned	61,900	70,326	6,362	138,588	85,239	78,021	3,553	166,813
Net losses and loss adjustment expenses	26,790	14,358	3,969	45,117	156,995	42,704	1,754	201,453
Net acquisition expenses	7,078	16,710	2,380	26,168	12,068	16,780	1,360	30,208
Other underwriting expenses	7,661	5,662	289	13,612	6,686	4,300	218	11,204
Segment underwriting income (loss)*	$20,371	$33,596	$(276)	53,691	$(90,510)	$14,237	$221	(76,052)

Net investment income				23,209				29,762
Net realized gains on investments				22,982				7,498
Net impairment losses on investments				(699)				(4,451)
Other income (expense)				(96)				(198)
Net changes in fair value of derivatives				-				(4,546)
Corporate expenses not allocated to segments				(6,354)				(3,551)
Net foreign currency exchange (losses) gains				(541)				982
Interest expense				(4,775)				(4,769)
Income (loss) before income taxes				$87,417				$(55,325)

Underwriting ratios:*
Net loss and loss adjustment expense	43.3%	20.4%	62.4%	32.6%	184.2%	54.7%	49.4%	120.8%
Net acquisition expense	11.4%	23.8%	37.4%	18.9%	14.2%	21.5%	38.3%	18.1%
Other underwriting expense	12.4%	8.1%	4.5%	9.8%	7.8%	5.5%	6.1%	6.7%
Combined	67.1%	52.3%	104.3%	61.3%	206.2%	81.7%	93.8%	145.6%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	43.3%	20.4%	62.4%	32.6%	184.2%	54.7%	49.4%	120.8%
Net acquisition expense	11.7%	23.8%	32.8%	19.0%	12.6%	21.5%	42.5%	16.7%
Other underwriting expense	11.8%	7.8%	3.3%	9.3%	6.6%	5.9%	7.8%	6.3%
Combined	66.8%	52.0%	98.5%	60.9%	203.4%	82.1%	99.7%	143.8%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)	Net losses & LAE are divided by net premiums earned;
(2)	Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting – Nine Month Summary
($ in thousands)

	Nine Months Ended September 30, 2012				Nine Months Ended September 30, 2011
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Net premiums written	$194,724	$219,436	$16,939	$431,099	$267,846	$222,442	$7,508	$497,796

Net premiums earned	186,066	221,838	13,971	421,875	274,996	235,949	11,185	522,130
Net losses and loss adjustment expenses	85,380	101,245	4,805	191,430	551,868	126,191	2,346	680,405
Net acquisition expenses	25,034	52,572	9,419	87,025	37,703	53,487	7,083	98,273
Other underwriting expenses	21,950	16,323	747	39,020	21,281	14,461	717	36,459
Segment underwriting income (loss)*	$53,702	$51,698	$(1,000)	104,400	$(335,856)	$41,810	$1,039	(293,007)

Net investment income				77,916				96,105
Net realized gains on investments				70,299				3,216
Net impairment losses on investments				(2,882)				(7,624)
Other income (expense)				(766)				838
Net changes in fair value of derivatives				-				(5,294)
Corporate expenses not allocated to segments				(17,625)				(12,552)
Net foreign currency exchange (losses) gains				(763)				179
Interest expense				(14,321)				(14,302)
Income (loss) before income taxes				$216,258				$(232,441)

Underwriting ratios:*
Net loss and loss adjustment expense	45.9%	45.6%	34.4%	45.4%	200.7%	53.5%	21.0%	130.3%
Net acquisition expense	13.5%	23.7%	67.4%	20.6%	13.7%	22.7%	63.3%	18.8%
Other underwriting expense	11.8%	7.4%	5.3%	9.2%	7.7%	6.1%	6.4%	7.0%
Combined	71.2%	76.7%	107.1%	75.2%	222.1%	82.3%	90.7%	156.1%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	45.9%	45.6%	34.4%	45.4%	200.7%	53.5%	21.0%	130.3%
Net acquisition expense	12.8%	24.0%	58.9%	20.3%	13.9%	22.3%	83.6%	18.7%
Other underwriting expense	11.3%	7.4%	4.4%	9.1%	7.9%	6.5%	9.5%	7.3%
Combined	70.0%	77.0%	97.7%	74.8%	222.5%	82.3%	114.1%	156.3%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)	Net losses & LAE are divided by net premiums earned;
(2)	Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment – by Quarter
($ in thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011
Net premiums written	$64,876	$61,695	$68,153	$76,836	$101,633

Net premiums earned	61,900	62,838	61,328	81,980	85,239
Net losses and loss adjustment expenses	26,790	17,653	40,937	76,194	156,995
Net acquisition expenses	7,078	8,721	9,235	11,645	12,068
Other underwriting expenses	7,661	7,454	6,835	6,341	6,686
Segment underwriting income (loss)*	$20,371	$29,010	$4,321	$(12,200)	$(90,510)

Underwriting ratios:*
Net loss and loss adjustment expense	43.3%	28.1%	66.8%	92.9%	184.2%
Net acquisition expense	11.4%	13.9%	15.1%	14.2%	14.2%
Other underwriting expense	12.4%	11.9%	11.1%	7.7%	7.8%
Combined	67.1%	53.9%	93.0%	114.8%	206.2%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	43.3%	28.1%	66.8%	92.9%	184.2%
Net acquisition expense	11.7%	13.1%	13.5%	14.0%	12.6%
Other underwriting expense	11.8%	12.1%	10.0%	8.3%	6.6%
Combined	66.8%	53.3%	90.3%	115.2%	203.4%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)	Net losses & LAE are divided by net premiums earned;
(2)	Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment – by Quarter
($ in thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011
Net premiums written	$72,358	$72,678	$74,400	$74,547	$72,689

Net premiums earned	70,326	75,746	75,766	82,785	78,021
Net losses and loss adjustment expenses	14,358	45,851	41,036	52,459	42,704
Net acquisition expenses	16,710	18,487	17,375	19,251	16,780
Other underwriting expenses	5,662	5,625	5,036	4,541	4,300
Segment underwriting income*	$33,596	$5,783	$12,319	$6,534	$14,237

Underwriting ratios:*
Net loss and loss adjustment expense	20.4%	60.5%	54.2%	63.4%	54.7%
Net acquisition expense	23.8%	24.4%	22.9%	23.3%	21.5%
Other underwriting expense	8.1%	7.4%	6.6%	5.5%	5.5%
Combined	52.3%	92.3%	83.7%	92.2%	81.7%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	20.4%	60.5%	54.2%	63.4%	54.7%
Net acquisition expense	23.8%	25.4%	22.7%	23.5%	21.5%
Other underwriting expense	7.8%	7.7%	6.8%	6.1%	5.9%
Combined	52.0%	93.6%	83.7%	93.0%	82.1%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)	Net losses & LAE are divided by net premiums earned;
(2)	Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment – by Quarter
($ in thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011
Net premiums written	$8,745	$7,086	$1,108	$2,335	$2,802

Net premiums earned	6,362	6,491	1,118	2,557	3,553
Net losses and loss adjustment expenses	3,969	3,613	(2,777)	(3,621)	1,754
Net acquisition expenses	2,380	2,992	4,047	4,008	1,360
Other underwriting expenses	289	267	191	223	218
Segment underwriting income (loss)*	$(276)	$(381)	$(343)	$1,947	$221

Underwriting ratios:*
Net loss and loss adjustment expense	62.4%	55.7%	(248.4%)	(141.6%)	49.4%
Net acquisition expense	37.4%	46.1%	362.0%	156.7%	38.3%
Other underwriting expense	4.5%	4.1%	17.1%	8.7%	6.1%
Combined	104.3%	105.9%	130.7%	23.8%	93.8%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	62.4%	55.7%	(248.4%)	(141.6%)	49.4%
Net acquisition expense	32.8%	43.7%	361.7%	169.9%	42.5%
Other underwriting expense	3.3%	3.8%	17.2%	9.6%	7.8%
Combined	98.5%	103.2%	130.5%	37.9%	99.7%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)	Net losses & LAE are divided by net premiums earned;
(2)	Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written – Supplemental Information
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011
Property and Marine
Excess-of-Loss	$53,249	$84,886	$160,284	$218,845
Proportional	11,627	16,747	34,440	49,001
Subtotal Property and Marine	64,876	101,633	194,724	267,846
Casualty
Excess-of-Loss	59,436	60,585	179,927	180,333
Proportional	12,922	12,104	39,509	42,109
Subtotal Casualty	72,358	72,689	219,436	222,442
Finite Risk
Excess-of-Loss	-	531	-	531
Proportional	8,745	2,271	16,939	6,977
Subtotal Finite Risk	8,745	2,802	16,939	7,508
Combined Segments
Excess-of-Loss	112,685	146,002	340,211	399,709
Proportional	33,294	31,122	90,888	98,087
Total	$145,979	$177,124	$431,099	$497,796

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011
Property and Marine
United States	$41,642	$53,816	$119,285	$142,488
International	23,234	47,817	75,439	125,358
Subtotal Property and Marine	64,876	101,633	194,724	267,846
Casualty
United States	65,454	61,086	197,866	192,854
International	6,904	11,603	21,570	29,588
Subtotal Casualty	72,358	72,689	219,436	222,442
Finite Risk
United States	8,745	2,802	16,939	7,508
International	-	-	-	-
Subtotal Finite Risk	8,745	2,802	16,939	7,508
Combined Segments
United States	115,841	117,704	334,090	342,850
International	30,138	59,420	97,009	154,946
Total	$145,979	$177,124	$431,099	$497,796

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Three Month Summary
($ in thousands)

	Three Months Ended September 30, 2012			Three Months Ended September 30, 2011
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$1,855	$1,855	$784	$649	$649	$1,386
North American Property Catastrophe	23,924	23,923	23,415	31,657	31,655	23,678
North American Property Risk	8,249	7,990	7,506	8,411	8,412	8,604
Other Property	8,599	8,599	8,648	13,877	13,877	13,897
Marine / Aviation Proportional	1,561	1,561	1,715	1,351	1,351	1,623
Marine / Aviation Excess	712	712	696	314	315	1,244
International Property Proportional	3,582	3,582	3,693	4,779	4,779	4,918
International Property Catastrophe	14,999	15,000	13,168	38,700	38,192	27,531
International Property Risk	1,654	1,654	2,275	2,403	2,403	2,358
Subtotal	65,135	64,876	61,900	102,141	101,633	85,239

Casualty
Clash	2,458	2,458	2,599	2,524	2,524	2,673
1st Dollar GL	2,467	2,467	2,977	2,891	2,891	3,364
1st Dollar Other	3,192	3,192	3,248	1,906	1,906	2,135
Casualty Excess	45,401	45,401	43,574	41,518	41,518	44,708
Accident & Health	10,556	10,544	9,694	10,957	10,957	11,005
International Casualty	3,868	3,868	3,796	6,563	6,563	7,271
International Motor	581	581	473	1,208	1,208	1,091
Financial Lines	3,847	3,847	3,965	5,122	5,122	5,774
Subtotal	72,370	72,358	70,326	72,689	72,689	78,021

Finite Risk
Finite Property	-	-	-	531	531	531
Finite Casualty	8,745	8,745	6,362	2,271	2,271	3,022
Subtotal	8,745	8,745	6,362	2,802	2,802	3,553

Total	$146,250	$145,979	$138,588	$177,632	$177,124	$166,813

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Nine Month Summary
($ in thousands)

	Nine Months Ended September 30, 2012			Nine Months Ended September 30, 2011
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$3,256	$3,256	$3,341	$2,967	$2,967	$5,051
North American Property Catastrophe	67,679	67,943	64,543	88,901	73,800	73,916
North American Property Risk	25,223	24,964	26,646	27,324	27,594	30,456
Other Property	25,407	25,407	25,335	40,761	40,761	40,638
Marine / Aviation Proportional	4,746	4,746	4,305	3,940	3,940	4,453
Marine / Aviation Excess	4,055	4,055	4,879	3,523	3,524	5,700
International Property Proportional	11,988	11,988	12,234	13,117	13,117	12,787
International Property Catastrophe	46,716	46,325	38,327	114,725	94,804	94,715
International Property Risk	6,040	6,040	6,456	7,339	7,339	7,280
Subtotal	195,110	194,724	186,066	302,597	267,846	274,996

Casualty
Clash	6,988	6,988	7,086	7,883	7,883	7,845
1st Dollar GL	6,557	6,557	9,115	14,364	14,364	13,228
1st Dollar Other	8,710	8,710	9,453	5,797	5,797	6,378
Casualty Excess	139,546	139,546	139,264	127,679	127,679	136,536
Accident & Health	31,727	31,690	29,255	32,474	32,474	28,796
International Casualty	12,373	12,373	13,018	15,168	15,168	18,871
International Motor	1,477	1,477	1,365	3,221	3,221	3,100
Financial Lines	12,095	12,095	13,282	15,856	15,856	21,195
Subtotal	219,473	219,436	221,838	222,442	222,442	235,949

Finite Risk
Finite Property	-	-	-	531	531	531
Finite Casualty	16,939	16,939	13,971	6,977	6,977	10,654
Subtotal	16,939	16,939	13,971	7,508	7,508	11,185

Total	$431,522	$431,099	$421,875	$532,547	$497,796	$522,130

Platinum Underwriters Holdings, Ltd.
Investments
($ in thousands)

	September 30, 2012			December 31, 2011
	Fair Value	Book Yield	Market Yield	Fair Value	Book Yield	Market Yield
Fixed maturity available-for-sale securities:
U.S. Government	$4,991	2.7%	0.3%	$5,083	2.7%	0.6%
U.S. Government agencies	10,290	1.4%	0.7%	100,259	0.9%	0.4%
Municipal bonds	1,281,784	4.4%	2.4%	1,660,760	4.7%	3.2%
Non-U.S. governments	94,761	2.0%	0.9%	71,266	2.6%	2.1%
Corporate bonds	321,421	4.5%	2.8%	349,548	4.8%	2.8%
Commercial mortgage-backed securities	176,649	5.5%	2.7%	204,609	5.6%	3.8%
Residential mortgage-backed securities	265,551	2.2%	1.7%	251,627	2.9%	2.9%
Asset-backed securities	21,591	2.7%	3.9%	20,422	1.7%	8.5%
Total fixed maturity available-for-sale securities	$2,177,038	4.1%	2.3%	$2,663,574	4.3%	3.1%

Fixed maturity trading securities:
Non-U.S. governments	$116,056	3.6%	0.5%	$125,126	3.6%	0.9%
Total fixed maturity trading securities	$116,056	3.6%	0.5%	$125,126	3.6%	0.9%

Short-term investments	$165,741	1.9%	1.9%	$588,834	1.0%	0.9%

	September 30, 2012			December 31, 2011
Credit quality of investments*	Fair Value	% of Total		Fair Value	% of Total
Aaa	$892,573	36.2%		$1,504,875	44.6%
Aa	843,011	34.3%		1,037,258	30.7%
A	404,513	16.5%		561,045	16.6%
Baa	243,314	9.9%		202,372	6.0%
Below investment grade	75,424	3.1%		71,984	2.1%
Total	$2,458,835	100.0%		$3,377,534	100.0%

Portfolio information**
Credit Quality	Aa2			Aa2
Book Yield	2.4%			3.0%
Duration	2.8 yrs			3.6 yrs

*	Rated using external rating agencies (primarily Moody’s) including credit enhancements from insurance entities. As of September 30, 2012, there were approximately $10.1 million of municipal bonds whose ratings of “Aa” included the benefit of guarantees from third-party insurers that would otherwise be rated as “A” without the existence of such guarantees.
**	Our portfolio includes investments, cash and cash equivalents, accrued investment income and net balances due to and from brokers.
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa-Investment Grade)

Platinum Underwriters Holdings, Ltd.
Fixed Maturity Available-for-Sale Securities Detail
($ in thousands)

	September 30, 2012
	Fair Value	Net Unrealized Gain (Loss)	Credit Quality	Duration	Weighted Average Life
Fixed maturity available-for-sale securities:
U.S. Government	$4,991	$341	Aaa	2.9
U.S. Government agencies	10,290	287	Aaa	4.3
Municipal bonds:
State general obligation bonds	742,228	85,106	Aa2	6.8
Essential service bonds*	305,228	31,033	Aa3	6.6
State income tax and sales tax bonds	116,165	16,092	Aa1	7.2
Other municipal bonds	78,058	6,081	Aa2	3.9
Pre-refunded bonds	40,105	2,414	Aa3	2.0
Subtotal	1,281,784	140,726	Aa2	6.5
Non-U.S. governments	94,761	1,808	Aa1	1.6
Corporate bonds:
Industrial	188,114	9,950	Baa1	5.2
Utilities	76,281	5,555	A3	5.4
Insurance	49,573	4,233	Baa1	4.1
Finance	7,453	740	Baa1	6.7
Subtotal	321,421	20,478	Baa1	5.1
Commercial mortgage-backed securities	176,649	13,480	Aa2	3.1	3.4
Residential mortgage-backed securities:
U.S. Government agency residential mortgage-backed securities	216,728	2,563	Aaa	0.7	3.6
Non-agency residential mortgage-backed securities	43,893	(4,930)	Caa2	0.1	5.1
Alt-A residential mortgage-backed securities	4,930	45	Caa2	-	6.1
Subtotal	265,551	(2,322)	Aa3	0.6	3.9
Asset-backed securities:
Asset-backed securities	13,684	84	Aaa	0.1	7.0
Sub-prime asset-backed securities	7,907	(466)	Ca	-	10.2
Subtotal	21,591	(382)	Baa1	0.1	8.1
Total	$2,177,038	$174,416	Aa3	5.0

*	Essential service bonds include bonds issued for education, transportation and utilities.

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	September 30, 2012
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 20 Holdings by Issuer
American Electric Power Company, Inc.	$13,500	$14,907	$1,371	Baa1
HCC Insurance Holdings, Inc.	10,000	11,421	1,358	Baa1
Mattel, Inc.	10,000	10,706	583	Baa1
Hewlett-Packard Company	10,000	10,420	272	A3
MetLife, Inc.	10,000	10,099	99	A3
Anglo American plc	8,000	9,837	455	Baa1
Snap-On Incorporated	7,000	7,406	388	Baa1
Encana Corporation	7,000	7,386	352	Baa2
CNA Financial Corporation	6,000	7,360	1,349	Baa2
Newmont Mining Corporation	7,000	7,080	131	Baa1
Teck Resources Limited	6,750	6,907	189	Baa2
Southern Company	6,625	6,862	248	A3
Rio Tinto plc	5,000	6,784	735	A3
CMS Energy Corporation	5,000	6,523	947	A3
Hess Corporation	5,000	6,514	619	Baa2
NextEra Energy, Inc.	5,750	6,246	500	Aa3
Entergy Corporation	6,000	6,224	223	Baa2
MidAmerican Energy Company	5,375	5,746	375	A2
FirstEnergy Corp.	5,000	5,731	733	Baa2
ArcelorMittal	$5,000	$5,713	$(485)	Baa3

Platinum Underwriters Holdings, Ltd.
Municipal Bonds Detail
($ in thousands)

	September 30, 2012
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Exposures by Jurisdiction
Pennsylvania	$110,200	$126,441	$15,487	Aa2
Connecticut	95,500	110,410	13,326	Aa3
Illinois	97,500	106,640	8,265	A2
California	82,655	97,679	13,329	A1
District of Columbia	62,300	71,694	9,241	Aa2
New Jersey	65,500	71,229	5,386	A1
Texas	61,830	70,468	8,406	Aa1
New York	49,500	57,406	7,628	Aa1
Massachusetts	45,930	53,815	6,449	Aa2
Mississippi	$45,255	$49,398	$3,287	Aa2

	September 30, 2012
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Holdings by Issuer
State of California	$77,665	$92,418	$13,129	A1
State of Connecticut	78,500	90,652	10,568	Aa3
State of Pennsylvania	76,700	88,343	11,128	Aa2
State of Illinois	73,000	78,835	5,158	A2
State of Mississippi	45,255	49,398	3,287	Aa2
State of Texas	39,900	46,385	6,321	Aaa
State of Hawaii	35,000	43,163	8,043	Aa2
State of Massachusetts	35,930	41,600	4,234	Aa1
New York State Urban Development Corporation	32,000	37,364	5,364	Aaa
New Jersey Transportation Trust Fund Authority	$25,000	$29,499	$4,499	A1

	September 30, 2012
	Fair Value	% of Total
Credit quality of municipal bond portfolio*
Aaa	$196,297	15.3%
Aa	787,919	61.5%
A	287,149	22.4%
Baa	7,405	0.6%
Below investment grade	3,014	0.2%
Total	$1,281,784	100.0%

*	Rated using external rating agencies (primarily Moody’s) including credit enhancements from insurance entities. As of September 30, 2012, there were approximately $10.1 million of municipal bonds whose ratings of “Aa” included the benefit of guarantees from third-party insurers that would otherwise be rated as “A” without the existence of such guarantees.
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa-Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011
Net realized gains (losses) on investments by entity:
Subsidiary domiciled in Bermuda	$15,935	$3,751	$58,242	$4,992
Subsidiaries domiciled in the United States	7,047	3,747	12,057	(1,776)
Total	$22,982	$7,498	$70,299	$3,216

Net realized gains (losses) on investments by type:
Sale of securities	$22,979	$3,890	$70,919	$1,414
Mark-to-market on trading securities	3	3,608	(620)	1,802
Total	$22,982	$7,498	$70,299	$3,216

Net impairment losses on investments by entity:
Subsidiary domiciled in Bermuda	$605	$3,297	$2,126	$6,243
Subsidiaries domiciled in the United States	94	1,154	756	1,381
Total	$699	$4,451	$2,882	$7,624

Net impairment losses on investments by type of security:
Commercial mortgage-backed securities	$-	$-	$30	$-
Residential mortgage-backed securities	693	3,923	2,839	6,310
Asset-backed securities	6	528	13	1,314
Total	$699	$4,451	$2,882	$7,624

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and Loss Adjustment Expenses
($ in thousands)

	Analysis of Losses and Loss Adjustment Expenses
	Nine Months Ended September 30, 2012 (1)				Twelve Months Ended December 31, 2011 (2)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %
Paid losses and loss adjustment expenses	$433,489	$172	$433,317	226.4%	$672,148	$38,859	$633,289	78.6%
Change in unpaid losses and loss adjustment expenses	(241,999)	(112)	(241,887)		167,175	(4,973)	172,148
Losses and loss adjustment expenses incurred	$191,490	$60	$191,430		$839,323	$33,886	$805,437

	Analysis of Unpaid Losses and Loss Adjustment Expenses
	As of September 30, 2012				As of December 31, 2011
	Gross	Ceded	Net	%	Gross	Ceded	Net	%
Outstanding losses and loss adjustment expenses	$911,672	$3,813	$907,859	42.1%	$894,403	$3,914	$890,489	37.3%
Incurred but not reported	1,248,482	30	1,248,452	57.9%	1,495,211	41	1,495,170	62.7%
Unpaid losses and loss adjustment expenses	$2,160,154	$3,843	$2,156,311	100.0%	$2,389,614	$3,955	$2,385,659	100.0%

(1)	Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate losses and gains of $12,539 and $0, respectively.
(2)	Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate losses and gains of $5,061 and $16, respectively.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions
($ in thousands)

	Three Months Ended September 30, 2012				Three Months Ended September 30, 2011
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$9,532	$39,951	$1,136	$50,619	$12,035	$14,485	$549	$27,069
Net premium adjustments related to prior years' losses	272	417	-	689	(476)	121	-	(355)
Net commission adjustments related to prior years' losses	461	(55)	(1,015)	(609)	(508)	409	(652)	(751)
Net favorable (unfavorable) development	10,265	40,313	121	50,699	11,051	15,015	(103)	25,963

Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	11,281	4	-	11,285	1,905	-	-	1,905
Net premium adjustments related to prior years' losses	(648)	-	-	(648)	(28)	-	-	(28)
Net commission adjustments related to prior years' losses	(13)	-	-	(13)	(2)	-	-	(2)
Net favorable (unfavorable) development	10,620	4	-	10,624	1,875	-	-	1,875

Total net favorable (unfavorable) development	$20,885	$40,317	$121	$61,323	$12,926	$15,015	$(103)	$27,838

	Nine Months Ended September 30, 2012				Nine Months Ended September 30, 2011
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$25,730	$67,696	$6,555	$99,981	$15,022	$45,326	$5,330	$65,678
Net premium adjustments related to prior years' losses	4,080	1,976	-	6,056	(546)	603	-	57
Net commission adjustments related to prior years' losses	178	(1,015)	(6,413)	(7,250)	(504)	507	(4,723)	(4,720)
Net favorable (unfavorable) development	29,988	68,657	142	98,787	13,972	46,436	607	61,015

Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	13,572	(13)	-	13,559	16,326	(32)	371	16,665
Net premium adjustments related to prior years' losses	29	-	-	29	(355)	-	-	(355)
Net commission adjustments related to prior years' losses	(37)	-	-	(37)	(10)	-	-	(10)
Net favorable (unfavorable) development	13,564	(13)	-	13,551	15,961	(32)	371	16,300

Total net favorable (unfavorable) development	$43,552	$68,644	$142	$112,338	$29,933	$46,404	$978	$77,315

Platinum Underwriters Holdings, Ltd.
Estimated Exposure to Peak Zone Property Catastrophe Losses
As of October 1, 2012
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period		100 Year Return Period		250 Year Return Period
Zones	Peril	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss
United States/Caribbean	Hurricane	$91	$91	$175	$175	$221	$221
United States	Earthquake	13	13	98	98	147	147
Pan-European	Windstorm	67	61	156	146	177	167
Japanese	Typhoon	7	7	70	70	71	71
Japanese	Earthquake	13	13	169	169	226	226
Canadian	Earthquake	$-	$-	$22	$22	$91	$91

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, personal accident contracts and catastrophe contributions from insurance-linked securities using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are net of reinstatement premiums but before income tax.  Net loss estimates are net of reinstatement premiums and net of retrocessional recoveries but before income tax.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.